UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 5, 2021

CUSHMAN & WAKEFIELD PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-38611	98-1193584
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

125 Old Broad Street

London, United Kingdom EC2N 1AR

(Address of principal executive offices) (Zip Code)

+44 20 3296 3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.10 nominal value	CWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2021, Cushman & Wakefield plc (the “Company”) announced that it appointed Neil Johnston to serve as its Chief Financial Officer effective February 28, 2021. Mr. Johnston will replace Duncan Palmer, the Company’s current Chief Financial Officer, upon Mr. Palmer’s previously announced retirement. From January 18, 2021 to February 28, 2021, Mr. Johnston will serve as a consultant to the Company.

Mr. Johnston previously served as Executive Vice President and Chief Financial Officer at Presidio, Inc. from January 2018 to December 2020. Mr. Johnston served as Executive Vice President and Chief Financial Officer of Cox Automotive from June 2015 until December 2017. Before working for Cox Automotive, Mr. Johnston served as Executive Vice President of Strategy and Digital Innovation at Cox Media Group (CMG). Prior to holding that position, he served as Chief Financial Officer of CMG from 2009 to 2012. Mr. Johnston was the CFO of Cox Radio from 2000 until 2009, and he began his career with Cox Enterprises in 1996, serving in various financial and business development roles. Prior to joining Cox, Mr. Johnston worked for Coca-Cola Enterprises, Inc. and Deloitte and Touche, LLP.

There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Mr. Johnston and the Company. In connection with Mr. Johnston’s appointment as Chief Financial Officer, the Company has entered into a customary offer letter with Mr. Johnston which will provide for an annual base salary of $600,000. Mr. Johnston will be eligible for an annual cash incentive award based upon achievement of financial and personal goals as determined by the Company’s board of directors. Mr. Johnston’s target annual bonus amount will be $600,000, which amount may be increased to up to 200% of the target in the event of extraordinary financial and personal results. The offer letter provides that Mr. Johnston’s bonus for 2021 will not be less than $600,000. Mr. Johnston will also receive a sign-on bonus of $250,000 payable in October of 2021 and subject to his continued employment through such date. In addition, Mr. Johnston will be eligible to receive long-term equity incentive grants with a fair value of $2,200,000, subject to such terms and conditions as may be determined by the Company’s board of directors. In the event Mr. Johnston’s employment is terminated by the Company without cause, he will be entitled to payment of twelve month’s salary plus a prorated annual cash incentive award, subject to Company performance. Mr. Johnston will be subject to customary confidentiality restrictions and a non-solicitation covenant which will apply during the period of his employment and for 12 months thereafter. Mr. Johnston has also entered into a consulting services agreement with the Company, pursuant to which Mr. Johnston will serve as a consultant to the Company from January 18, 2021 until he becomes Chief Financial Officer on February 28, 2021. The consulting agreement provides for Mr. Johnston to receive compensation at an annual rate of $600,000, prorated according to the amount of time Mr. Johnston serves as a consultant.

A copy of a press release announcing Mr. Johnston’s appointed is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit #	Description

99.1	Press Release dated January 5, 2021.

104	Cover Page Interactive Data file (formatted as Inline XBRL).

Forward-Looking Statements

This report on Form 8-K contains forward-looking statements. These statements can be identified by the fact that they do not relate strictly to historical or current facts, and you can often identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “target,” “projects,” “forecasts,” “shall,” “contemplates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this report are based upon our historical performance and on our current plans, estimates and expectations in light of information currently available to us. The inclusion of this forward-looking information should not be regarded as a representation by us, that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity.

Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements, including, but not limited to, the factors discussed in the Company’s annual report on Form 10-K for the year ended December 31, 2019 and Quarterly Reports on Form 10-Q, both filed with the Securities and Exchange Commission.

The forward-looking statements included in this report are made as of the date hereof, and except as required by law, the Company undertakes no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2021

CUSHMAN & WAKEFIELD PLC

By:	/s/ Brett Soloway
Name:	Brett Soloway
Title:	Executive Vice President, General Counsel and Corporate Secretary